UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2009

SECURUS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124962	20-0673095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14651 Dallas Parkway, Suite 600, Dallas, Texas	75254-8815

(Address of principal executive offices):	(Zip Code)

(Registrant's telephone number, including area code): (972) 277-0300

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers

On June 9, 2009, Mr. Jack McCarthy resigned from the Audit Committee and Board of Directors of Securus Technologies, Inc. (the “Company”) and its subsidiaries.  Mr. McCarthy tendered his resignation, in agreement with the Company, in order to allow the Company to continue to reduce its recurring cost structure.

Richard A. Smith, Securus’ Chairman, President and Chief Executive Officer stated, “Securus appreciates the contributions Jack has made as a member of our Board during the past four years.  We wish all the best to Jack in his future endeavors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 10, 2009	SECURUS TECHNOLOGIES, INC.
(Registrant)

/s/ RICHARD A. SMITH
Richard A. Smith
Chairman of the Board, President and Chief Executive Officer

June 10, 2009	/s/ WILLIAM D. MARKERT
William D. Markert
Chief Financial Officer

2